Exhibit 99.2
Second Quarter 2005 Supplemental Financial Report
Matters other than historical facts set forth within this Supplemental Financial Report are forward-looking statements within the meaning of the federal securities laws. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, the financial condition of tenants, the uncertainties of acquisition activity, the cost and availability of financing, the effects of general and local economic and market conditions, regulatory changes and other risks and uncertainties detailed in the Company’s Annual Report on Form 10-K. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Index to Supplemental Information
June 30, 2005

Quarterly Supplemental Disclosure
June 30, 2005
Company Information
First Potomac Realty Trust is a self-managed, self-administered real estate investment trust that focuses on owning and operating industrial and flex properties in the Washington, DC metropolitan area and other major markets in Virginia and Maryland. Our focus is acquiring properties that can benefit from our intensive property management and seeking to reposition these properties to increase their profitability and value. Since its formation in 1997, First Potomac has assembled a 43-property portfolio consisting of 92 buildings totaling approximately 6.2 million square feet as of June 30, 2005.

Corporate Headquarters	7200 Wisconsin Ave.	Investor Relations	Tripp Sullivan
through July 31, 2005	Suite 310 Bethesda, MD 20814		Corporate Communications, Inc. (615) 254-3376
tripp.sullivan@cci-ir.com

Corporate Headquarters	7600 Wisconsin Ave.		Barry H. Bass
effective August 1, 2005	11th Floor		Chief Financial Officer
	Bethesda, MD 20814		(301) 986-9200 bbass@first-potomac.com

New York Stock Exchange

Web Site	www.first-potomac.com

Quarterly Supplemental Disclosure
June 30, 2005
STATEMENTS OF OPERATIONS
(unaudited, in thousands)

	Three Months Ended
	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004
OPERATING REVENUES
Rental revenues	$15,857	$14,137	$12,247	$10,556	$7,157
Tenant reimbursements and other	2,175	2,291	1,960	1,627	1,053

	18,032	16,428	14,207	12,183	8,210

PROPERTY EXPENSES
Property operating	3,148	3,007	2,540	2,192	1,399
Real estate taxes and insurance	1,523	1,395	1,292	1,123	790

NET OPERATING INCOME	$13,361	$12,026	$10,375	$8,868	$6,021

OTHER INCOME (EXPENSE)
General and administrative	(1,767)	(1,871)	(1,414)	(1,184)	(1,281)
Interest and other income	23	15	43	107	29

EBITDA	11,617	10,170	9,004	7,791	4,769

Depreciation and amortization	(5,828)	(5,077)	(4,396)	(3,811)	(2,610)
Interest expense	(4,674)	(4,516)	(3,720)	(3,327)	(2,237)
Loss from early retirement of debt	—	—	(618)	—	—

Income (loss) from continuing operations before minority interests and discontinued operations	1,115	577	270	653	(78)

Minority interests	(77)	(51)	(23)	(61)	7

Income (loss) from continuing operations	1,038	526	247	592	(71)

DISCONTINUED OPERATIONS
Income from operations of disposed property	—	—	56	71	15
Gain on sale of disposed property	—	—	2,092	—	—
Minority interests in discontinued operations	—	—	(193)	(6)	(2)

Income from discontinued operations	—	—	1,955	65	13

NET INCOME (LOSS)	$1,038	$526	$2,202	$657	$(58)

Quarterly Supplemental Disclosure
June 30, 2005
FINANCIAL MEASURES
(unaudited, in thousands, except per share data)

	Three Months Ended
	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004
FUNDS FROM OPERATIONS (“FFO”)

Net income (loss)	$1,038	$526	$2,202	$657	$(58)
Add back:
Depreciation & amortization	5,828	5,077	4,396	3,811	2,610
Discontinued operations depreciation & amortization	—	—	7	51	65
Deduct:
Gain on Sale of Asset	—	—	(2,092)	—	—
Minority interest	77	51	216	67	(5)

FFO	$6,943	$5,654	$4,729	$4,586	$2,612

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)
FFO	$6,943	$5,654	$4,729	$4,586	$2,612
Straight-line rent, net	(348)	(325)	(180)	(185)	(73)
Deferred market rent	(300)	(265)	(206)	(177)	(78)
Non real-estate depreciation	19	17	16	13	10
Debt fair value amortization	(667)	(352)	(256)	(176)	(30)
Amortization of finance costs	207	191	831	51	188
Tenant improvements	(722)	(426)	(1,198)	(218)	(118)
Leasing commissions	(160)	(286)	(470)	(279)	(144)
Capital expenditures	(513)	(165)	(474)	(405)	(229)

AFFO	$4,459	$4,043	$2,792	$3,210	$2,138

Total weighted average shares and OP units
Basic	17,555	15,627	15,543	15,551	10,516

Diluted	17,750	15,801	15,710	15,680	10,614

FFO per share:
FFO per share and unit — basic and diluted	$0.39	$0.36	$0.30	$0.29	$0.25

AFFO per share and unit — basic	$0.25	$0.26	$0.18	$0.21	$0.20

AFFO per share and unit — diluted	$0.25	$0.26	$0.18	$0.20	$0.20

Quarterly Supplemental Disclosure
June 30, 2005
NET OPERATING INCOME(NOI)
SAME-PROPERTY ANALYSIS
(unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004

Total revenue	$8,162	$7,603	$16,198	$15,117
Property operating expenses	(1,401)	(1,198)	(2,893)	(2,642)
Real estate taxes and insurance	(684)	(750)	(1,372)	(1,423)

Same-property[1] NOI — accrual basis	6,077	5,655	11,933	11,052

Straight-line revenue, net	(38)	(54)	(73)	(120)
Deferred market rental revenue	(59)	(83)	(117)	(185)

Same-property NOI — cash basis	$5,980	$5,518	$11,743	$10,747

Components of Same Property NOI Increase — accrual basis
Rental revenue increases	$201		$355
Occupancy increases	358		726
Expense increase	(137)		(200)

	$422		$881

Same property leased (end of period)	95.4%	91.9%	95.4%	91.9%
Same property percentage of total portfolio (sf)	44.5%	93.5%	44.5%	93.5%

Reconciliation of GAAP to Same Property NOI:

NOI	$13,361	$6,021	$25,387	$11,418
Less: Non-same property NOI	(7,284)	(366)	(13,454)	(366)

Same-property[1] NOI — accrual basis	6,077	5,655	11,933	11,052

Straight-line revenue, net	(38)	(54)	(73)	(120)
Deferred market rental revenue	(59)	(83)	(117)	(185)

Same-property NOI — cash basis	$5,980	$5,518	$11,743	$10,747

Same-property NOI growth — accrual basis	7.5%		8.0%
Same-property NOI growth — cash basis	8.4%		9.3%

[1]	Same-properties for the periods compared include Plaza 500, Van Buren Business Park, 6600 Business Parkway, 13129 Airpark Road, 4200 and 4212 Technology Court, Newington Business Park Center, Crossways Commerce Center I, Crossways Commerce Center II, the Coast Guard Building, Rumsey Center, Snowden Center, Greenbrier Technology Center, Norfolk Business Center, Virginia Center, Interstate Plaza and Alexandria Corporate Park.

Quarterly Supplemental Disclosure
June 30, 2005
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)

	June 30, 2005	December 31, 2004
	(unaudited)
Assets

Rental property, net	$531,145	$463,937
Cash	1,702	2,532
Escrows and reserves	10,382	6,301
Accounts and other receivables, net	3,173	2,768
Accrued straight-line rents, net	2,982	2,310
Deferred costs, net	4,543	4,196
Prepaid expenses and other assets	3,074	2,024
Intangible assets, net	26,325	26,008

Total assets	$583,326	$510,076

Liabilities

Accounts payable and accrued expenses	$3,845	$4,058
Accrued interest	1,661	800
Rents received in advance	2,761	1,744
Tenant security deposits	3,400	2,804
Line of credit	45,151	39,680
Mortgage loans	286,311	259,039
Deferred market rent	5,609	5,267

Total liabilities	348,738	313,392

Minority interest	14,745	18,991

Shareholders’ equity
Common shares, $0.001 par value, 100,000,000 common shares authorized:
16,540,584 and 14,154,000 shares issued and outstanding respectively	16	14
Additional paid-in capital	258,055	209,268
Deficit	(38,228)	(31,589)

Total shareholders’ equity	219,843	177,693

Total liabilities and shareholders’ equity	$583,326	$510,076

Quarterly Supplemental Disclosure
June 30, 2005
SELECTED OPERATING RATIOS
(unaudited, in thousands)

	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004
COVERAGE RATIOS

Interest Coverage Ratio
EBITDA	$11,617	$10,170	$9,004	$7,791	$4,769
Divided by Interest Expense	4,674	4,516	3,720	3,327	2,237

	2.49x	2.25x	2.42x	2.34x	2.13x

Fixed Charge Coverage Ratio
EBITDA	$11,617	$10,170	$9,004	$7,791	$4,769
Divided by Interest Expense	4,674	4,516	3,720	3,327	2,237
+ Principal Amortization	827	778	710	513	305

	2.11x	1.92x	2.03x	2.03x	1.88x

OVERHEAD RATIO

G&A to Real Estate Revenues
General and Administrative Expense	$1,767	$1,871	$1,414	$1,184	$1,281
Real Estate Revenues	18,032	16,428	14,207	12,183	8,210

	9.8%	11.4%	10.0%	9.7%	15.6%

LEVERAGE RATIO

Debt/Total Market Capitalization
Total Debt	$331,462	$267,902	$298,719	$210,484	$130,209
Total Market Capitalization	769,331	671,342	653,099	531,768	428,322

	43.1%	39.9%	45.7%	39.6%	30.4%

Quarterly Supplemental Disclosure
June 30, 2005
TOTAL MARKET CAPITALIZATION
(unaudited, in thousands)

		Percent of Total		Percent of Total
	Capitalization	Market	Proforma	Market
	June 30, 2005	Capitalization	Capitalization[1]	Capitalization
Total common shares outstanding	16,541		16,541
Common operating partnership (“OP”) units	1,115		1,115

Total common shares and OP units	17,656		17,656

Market price at June 30, 2005	$24.80		$24.80

Total equity capitalization	$437,869	56.9%	$437,869	56.1%

Debt capitalization
Fixed-rate debt	$260,811	33.9%	$325,811	41.8%
Floating-rate debt	70,651	9.2%	16,500	2.1%

Total debt capitalization	331,462	43.1%	342,311	43.9%

Total market capitalization	$769,331	100.0%	$780,180	100.0%

[1]	Proforma capitalization reflects the financing that closed on July 18, 2005.

Quarterly Supplemental Disclosure
June 30, 2005
DESCRIPTION OF PROPERTIES
Existing Portfolio

							Leased at
		Number of		Year of	Square	Annualized	June 30,
Property	Property Type	Buildings	Location	Acquisition	Footage	Rent	2005[1]	Primary Tenants
Plaza 500	Multi-tenant Industrial	2	Alexandria, VA	1997	506,725	4,962,581	96.1%	U.S. Government; Carolina Holdings
Van Buren Business Park	Flex	5	Herndon, VA	1997	109,310	1,834,239	94.6%	Fibertek
6600 Business Parkway	Single-tenant Industrial	1	Elkridge, MD	1997	172,200	976,816	100.0%	REICO Distributors
13129 Airpark Road	Multi-tenant Industrial	1	Culpeper, VA	1997	150,400	675,640	100.0%	Hoppmann, Smurfit-Stone Container
Tech Court	Flex	2	Chantilly, VA	1998	64,064	783,991	81.5%	Urban Engineering & Associates
Newington Business Park Center	Multi-tenant Industrial	7	Lorton, VA	1999	254,084	2,338,151	96.1%	U.S. Government
Crossways Commerce Center I	Multi-tenant Industrial	1	Chesapeake, VA	1999	348,615	1,862,479	100.0%	Anteon; Visteon
Crossways Commerce Center II	Flex	2	Chesapeake, VA	1999	147,736	1,487,517	100.0%	First Data
Coast Guard Building	Flex	1	Chesapeake, VA	1999	61,992	916,730	100.0%	U.S. Government
Snowden Center	Flex	4	Columbia, MD	2002	140,438	1,821,109	91.4%	Paratek Microwave
Rumsey Center	Flex	4	Columbia, MD	2002	134,654	1,395,165	88.9%	AdvanceMed (CSC)
Greenbrier Technology Center II	Flex	1	Chesapeake, VA	2002	79,684	1,237,047	98.8%	AMSEC
Norfolk Business Center	Flex	1	Norfolk, VA	2002	90,682	795,037	97.6%	Dataline; Verizon
Virginia Center	Flex	1	Glen Allen, VA	2003	119,324	1,263,757	86.8%	Service Partners; GAC
Interstate Plaza	Single-tenant Industrial	1	Alexandria, VA	2003	107,320	1,262,268	100.0%	U.S. Government
Alexandria Corporate Park	Multi-tenant Industrial	1	Alexandria, VA	2003	278,130	4,427,774	87.9%	U.S. Government; CACI
Herndon Corporate Center	Flex	4	Herndon, VA	2004	127,353	2,545,499	97.3%	U.S. Government
Aquia Commerce Center I & II	Flex	2	Stafford, VA	2004	64,488	1,479,219	100.0%	U.S. Government
Deer Park	Flex	4	Randallstown, MD	2004	171,140	1,131,979	84.9%	Coastal Business Machines
Gateway Center	Flex	2	Gaithersburg, MD	2004	44,307	636,315	100.0%	Montgomery County Auto Parts
Gateway West	Flex	4	Westminster, MD	2004	110,147	899,393	79.7%	General Dynamics Robotics Systems
Girard Business Center	Flex	3	Gaithersburg, MD	2004	123,900	1,301,348	96.8%	Aspen Systems Corporation
Girard Place	Flex	4	Gaithersburg, MD	2004	175,190	1,382,857	97.9%	Spirent Communications
15 Worman’s Mill Court	Flex	1	Frederick, MD	2004	39,966	354,384	92.6%	SAIC
20270 Goldenrod Lane	Flex	1	Germantown, MD	2004	24,468	368,746	100.0%	Microlog Corporation
6900 English Muffin Way	Multi-tenant Industrial	1	Frederick, MD	2004	165,690	1,074,703	100.0%	BP Solar; Capricorn Pharma
4451 Georgia Pacific Boulevard	Multi-tenant Industrial	1	Frederick, MD	2004	169,750	1,106,058	100.0%	Iron Mountain Information Management
7561 Lindbergh Drive	Single-tenant Industrial	1	Gaithersburg, MD	2004	36,000	291,686	100.0%	JK Moving and Storage
Patrick Center	Office	1	Frederick, MD	2004	66,706	1,249,670	95.5%	Miles & Stockbridge; Merrill Lynch
West Park	Office	1	Frederick, MD	2004	28,950	438,231	89.3%	U.S. Government; Batelle Memorial Institute
Woodlands Business Center	Office	1	Largo, MD	2004	37,940	557,702	82.3%	Comcast Cable
Old Courthouse Square	Retail	1	Martinsburg, WV	2004	201,350	1,169,833	96.0%	U.S. Government; Food Lion
Airpark Place	Flex	3	Gaithersburg, MD	2004	82,200	954,726	94.5%	Dexall Biomedical Labs
John Marshall Highway	Single-tenant Industrial	1	Haymarket, VA	2004	123,777	1,113,993	100.0%	Engineering Solutions & Products
Norfolk II	Flex	1	Norfolk, VA	2004	127,625	1,198,437	90.0%	Verizon Virginia; Trader Publishing
Crossways II	Flex	1	Chesapeake, VA	2004	85,004	873,140	100.0%	Wachovia Bank, N.A.
Windsor	Flex	2	Manassas, VA	2004	154,226	955,693	58.6%	CRI/AHC; SAIC
Metro Park North	Flex	4	Rockville, MD	2004	190,238	4,006,600	100.0%	RICCSO; Montgomery County
Navistar	Single-tenant Industrial	1	Frederick, MD	2004	215,085	1,746,112	100.0%	FKI Logistex
Reston Business Campus	Flex	4	Reston, VA	2005	83,000	1,423,813	91.6%	STG; Essex Corporation
Enterprise Center	Flex	4	Chantilly, VA	2005	189,116	2,969,555	90.2%	Harris Corporation
1400 Cavalier	Multi-tenant Industrial	3	Chesapeake, VA	2005	299,963	1,253,706	100.0%	The Burris Company
Glenn Dale	Flex	1	Glenn Dale, MD	2005	315,191	1,624,166	99.2%	TVI Corporation; Home Depot

TOTAL		92			6,218,128	62,147,865	94.9%

[1]	Includes approximately 30,000 sf of executed leases that have not yet commenced.

Quarterly Supplemental Disclosure
June 30, 2005
PORTFOLIO ANALYSIS
PORTFOLIO BY MARKET

					Percentage of
	Number of		Percent	Annualized	Annualized
	Buildings	Square Feet	Leased	Rent	Rent
Washington	63	4,128,924	94.9%	$45,035,555	72.5%
Norfolk	11	1,241,301	98.7%	9,624,091	15.5%
Baltimore	17	728,579	89.7%	6,224,461	10.0%
Richmond	1	119,324	86.8%	1,263,758	2.0%

Total	92	6,218,128	94.9%	$62,147,865	100.0%

PORTFOLIO BY PROPERTY TYPE

					Percentage of
	Number of		Percent	Annualized	Annualized
	Buildings	Square Feet	Leased	Rent	Rent
Single-tenant Industrial	5	654,382	100.0%	$5,390,876	8.7%
Multi-tenant Industrial	17	2,173,357	97.1%	17,701,091	28.5%
Flex	66	3,055,443	92.3%	35,640,462	57.3%
Office	3	133,596	90.4%	2,245,603	3.6%
Retail	1	201,350	96.0%	1,169,833	1.9%

Total	92	6,218,128	94.9%	$62,147,865	100%

PORTFOLIO BY LEASE TYPE

			Percentage of
	Number of		Leased
	Leases	Square Feet[1]	Portfolio
Triple Net	333	4,091,802	69.4%
Industrial Gross	39	411,780	7.0%
Full Service	138	1,395,347	23.6%

Total	510	5,898,929	100.0%

[1]	Does not include vacant and core factor space.

Quarterly Supplemental Disclosure
June 30, 2005
TOP TEN TENANTS

					Percentage of
				Total	Total	Weighted
				Annualized	Annualized	Average
		Number of	Total Leased	Rental	Rental	Remaining
Ranking	Tenant	Leases	Square Feet	Revenue [1]	Revenue	Lease Term
1	U.S. Government	23	681,759	$9,292,268	15.0%	4.6
2	FKI Logistex[2]	1	215,085	1,746,112	2.8%	11.3
3	First Data Corporation	1	117,336	1,220,317	2.0%	3.4
4	First American Registry	1	55,851	1,206,769	1.9%	9.1
5	Engineering Solutions	1	123,777	1,113,993	1.8%	7.3
6	Montgomery County	1	48,002	1,087,897	1.8%	10.4
7	Carolina Holdings	1	124,501	1,071,999	1.7%	4.7
8	REICO Distributors	2	175,195	1,021,561	1.6%	4.4
9	CACI	3	46,207	980,285	1.6%	6.3
10	Harris Corporation	2	40,305	889,043	1.4%	4.9

	Subtotal Top 10 Tenants	36	1,628,018	19,630,244	31.6%	6.0
	All Remaining Tenants	474	4,270,911	42,517,621	68.4%	3.5

	Total / Weighted Average	510	5,898,929	$62,147,865	100.0%	4.3

[1]	Annualized rental revenue is based on rental revenue as of June 30, 2005.

[2]	Tenant name change; listed as Crisplant in prior Quarters.

Quarterly Supplemental Disclosure
June 30, 2005
LEASE EXPIRATIONS

	Number of	Gross Leased Area		Annualized Rental Revenue
	Leases	Square	Percent		Percent	Average per
	Expiring	Footage	of Total	Amount	of Total	Sq. Ft.
Year of Lease Expiration

MTM	15	39,726	0.7%	$438,227	0.7%	$11.03
2005	51	304,343	5.2%	3,383,460	5.4%	11.12
2006	88	841,469	14.2%	7,483,951	12.0%	8.89
2007	100	1,084,841	18.4%	11,345,436	18.3%	10.46
2008	73	546,787	9.3%	6,612,448	10.7%	12.09
2009	69	1,163,686	19.7%	10,524,155	16.9%	9.04
2010	47	700,805	11.9%	7,508,604	12.1%	10.71
2011	15	271,854	4.6%	3,270,182	5.3%	12.03
2012	17	254,567	4.3%	2,424,209	3.9%	9.52
2013 and thereafter	35	690,851	11.7%	9,157,193	14.7%	13.25

Total	510	5,898,929	100.0%	$62,147,865	100.0%	$10.54

Quarterly Supplemental Disclosure
June 30, 2005
LEASING ANALYSIS

	3 months ended	6 months ended
	June 30, 2005	June 30, 2005
Expired/Early Renewal/Terminated leases
Square footage of expired/early renewal leases	171,807	282,160
Square footage of terminated leases	17,092	30,966

Total — expired/early renewal/terminated leases	188,899	313,126

New and renewal leases
Square footage of new and renewal leases	222,923	389,654
Number of new and renewal leases commencing	32	70

New leases signed in advance of existing lease expiration	—	15,057
Net absorption	34,024	61,471

New Leases
New square footage	80,378	164,796
Number of new leases commencing	15	34

Rental Change — Cash
New base rent	$10.86	$11.63
Percentage change in base rent	18.2%	7.6%

Rental Change — GAAP
New base rent	$11.71	$12.45
Percentage change in base rent	22.7%	14.0%

Average capital cost per square foot	$5.90	$7.83
Average downtime between leases (months)	6.6	8.1
Average lease term (months)	50.7	62.7

Renewal Leases
Square footage of renewal leases	142,545	224,858
Number of renewal leases commencing	17	36
Retention rate	83%	80%

Rental Change — Cash
New base rent	$15.09	$14.21
Expiring base rent	$14.65	$13.79
Percentage change in base rent	3.0%	3.0%

Rental Change — GAAP
New base rent	$15.79	$14.89
Expiring base rent	$14.82	$13.84
Percentage change in base rent	6.5%	7.6%

Average capital cost per square foot	$0.44	$0.43
Average lease term (months)	27.4	30.6

[1]	Includes leased square footage and costs related to leases signed in 2nd quarter for subsequent periods.

Quarterly Supplemental Disclosure
June 30, 2005
DEBT ANALYSIS
(unaudited, in thousands)

			Principal Balance	Annualized		Balance at
Encumbered Properties		Interest Rate	June 30, 2005	Debt Service [2]	Maturity Date	Maturity
Fixed Rate Debt

Plaza 500	ü
Van Buren Business Park	ú
6600 Business Parkway	ý	7.26%	$38,422	$3,429	12/11/2007	$36,784
13129 Airpark Road	þ
4200 Tech Court		8.07%	1,808	168	10/1/2009	1,705
4212 Tech Court		8.53%	1,757	169	6/1/2010	1,654
Crossways Commerce Center		6.70%	26,207	2,087	10/1/2012	23,313
Newington Business Park Center		6.70%	16,531	1,316	10/1/2012	14,706
Interstate Plaza[1]		5.30%	8,675	726	1/1/2007	8,282
Herndon Corporate Center[1]		5.66%	8,817	603	4/1/2008	8,548
Aquia Commerce Center I1		6.50%	977	165	2/1/2013	42
Deer Park[1]	ü
6900 English Muffin Way[1]	ú
Gateway Center[1]	ú
Gateway West[1]	ú
4451 Georgia Pacific[1]	ú
20270 Goldenrod Lane[1]	ú
15 Worman’s Mills Court[1]	ú
Girard Business Center[1]	ý	5.54%	79,068	6,434	9/11/2008	71,825
Girard Place[1]	ú
Old Courthouse[1]	ú
Patrick Center[1]	ú
7561 Lindbergh Drive[1]	ú
West Park[1]	ú
Woodlands Business Center[1]	þ
Norfolk Commerce Park II1		5.28%	7,819	648	8/7/2008	7,034
4612 Navistar Drive[1]		5.20%	14,562	1,131	7/11/2011	11,921
Campus at Metro Park North[1]		5.25%	26,584	2,028	2/11/2012	21,581
Enterprise Center[1]		5.50%	20,307	1,479	12/1/2010	16,712
Glenn Dale Business Center[1]		5.13%	9,277	780	5/1/2009	8,032

			$260,811	$21,163		$232,139

Floating Rate Debt
Greenbrier/Norfolk		LIBOR + 2.45%	$10,500	$627	11/30/2005	$10,500
Rumsey/Snowden		LIBOR + 2.35%	15,000	880	12/31/2006	15,000
Credit Facility[3]		LIBOR + 1.70%	45,151	2,355	12/31/2006	10,000

			$70,651	$3,862		$35,500

Total at June 30, 2005			$331,462	$25,025		$267,639

1 The balance at June 30, 2005 includes the fair value impacts recorded at acquisition upon assumption of the mortgages encumbering these properties. The fair value impact and actual interest rates are (i) Interstate Plaza — $0.4 million, 7.45%, (ii) Herndon Corporate Center — $0.2 million, 5.11%, (iii) Deer Park, English Muffin Way, Gateway Center, Gateway West, Georgia Pacific, Goldenrod Lane, Worman’s Mills Court, Girard Business Center, Girard Place, Old Courthouse, Patrick Center, Lindbergh Drive, West Park and Woodlands Business Center — $3.6 million, 6.71%, (iv) Norfolk Commerce Park II — $0.3 million, 6.90%, (v) 4612 Navistar Drive — $1.7 million, 7.48%, (vi) Campus at Metro Park North — $2.7 million, 7.11%, (vii) Enterprise Center — $2.5 million, 8.03% and (viii) Glenn Dale Business Center — $0.8 million, 7.93%. The mortgage assumed upon acquisition of Aquia Commerce Center I approximated its market value.

2 Annual debt service for floating rate loans reflects the principal balance at the end of the period multiplied by the variable interest rate in effect at the end of the period.

3 As of June 30, 2005, the borrowing base for the Credit Facility included the following properties: Virginia Center, Alexandria Corporate Park, Aquia Commerce Center II, Airpark, 15395 John Marshall Highway, Crossways II, Reston Business Campus, 1400 Cavalier Boulevard, Enterprise Center and Glenn Dale Business Center.

Quarterly Supplemental Disclosure
June 30, 2005
MANAGEMENT STATEMENTS ON NON-GAAP SUPPLEMENTAL MEASURES
Investors in and analysts following the real estate industry utilize funds from operations (“FFO”), net operating income (“NOI”), EBITDA and adjusted funds from operations (“AFFO”), variously defined, as supplemental performance measures.
While the Company believes net income available to common stockholders as defined by GAAP is the most appropriate measure, it considers FFO, NOI, EBITDA, and AFFO appropriate supplemental measures given their wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation/amortization of real estate assets. NOI provides a measure of rental operations and does not factor in depreciation/amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a further tool to evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a further tool to evaluate the ability to fund dividends. In addition, FFO, NOI, EBITDA and AFFO are commonly used in various ratios, pricing multiples/yields and returns and valuation calculations used to measure financial position, performance and value.
Net Operating Income
Management believes that NOI is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements, and other income) less property and related expenses (property expenses, real estate taxes, and insurance). Other real estate investment trust (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.
Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, gains and losses from property dispositions, discontinued operations, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing perspective not immediately apparent from net income. The Company uses NOI to evaluate its operating performance since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, lease rates, and tenant base have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.
However, NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties.
EBITDA
Management believes that EBITDA is a useful supplemental measure of the Company’s operating performance. EBITDA is defined as earnings before interest, taxes, depreciation and amortization.
Management considers EBITDA to be an appropriate supplemental performance measure since it represents earnings prior to the impact of depreciation, amortization, gain (loss) from property dispositions and loss on early retirement of debt. This calculation facilitates the review of income from operations without considering the effect of non-cash depreciation and amortization or the cost of debt.
Funds From Operations
Management believes that FFO is a useful supplemental measure of the Company’s operating performance. As defined by the National Association of Real Estate Investment Trusts, or NAREIT, FFO represents net income (loss) before minority interest (computed in accordance with GAAP), including gains (or losses) from debt restructuring and excluding gain on sale of property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Other REITs may use different methodologies for calculating FFO and, accordingly, the Company’s FFO may not be comparable to other REITs.
Management considers FFO a useful additional measure of performance for an equity REIT because it facilitates an understanding of the operating performance of its properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, we believe that FFO provides a more meaningful and accurate indication of our performance. In addition, management believes that FFO provides useful information to the investment community about the Company’s financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs.
However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, which are significant economic costs that could materially impact the Company’s results of operations.
Adjusted Funds From Operations
Management believes that AFFO is a useful measures of the Company’s liquidity. The Company computes AFFO by adding to FFO the non-cash amortization of deferred financing costs, and then subtracting tenant improvements, leasing commissions, and recurring capital expenditures, and eliminating the net effect of straight-line rents. AFFO provides an additional perspective on the Company’s ability to fund cash needs and make distributions to shareholders by adjusting for the effect of these non-cash items included in FFO, as well as recurring capital expenditures and leasing costs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, the Company’s AFFO may not be comparable to other REITs.